SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - August 19, 2003

                                    QNB CORP.
             (Exact name of registrant as specified in its charter)




       Pennsylvania                     23-2318082             23-2318082
----------------------------        ------------------    ----------------------
(State or other jurisdiction        (Commission File         (IRS Employer
  of incorporation)                      Number)          Identification Number)




           10 North Third Street
             P.O. Box 9005
       Quakertown, Pennsylvania                               18951-9005
----------------------------------------                     ------------
(Address of principal executive offices)                      (Zip Code)




        Registrant's telephone number including area code:(215) 538-5600
                                                          --------------



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)








                     Page 1 of 6 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 4







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Item 1.  Changes in Control of Registrant.

                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.  Bankruptcy or Receivership.

                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.  Other Events.

                  On August 25, 2003, the Registrant issued a press release in connection with its previously announced two-for-one split of the Registrant's common stock, announcing that the stock split will be payable on October 14, 2003 to shareholders of record as of September 30, 2003, which press release is attached as
                  Exhibit 99 hereto and incorporated herein by reference.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements and Exhibits.

                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Exhibits:

                      99 Press Release, of Registrant, dated August 25, 2003, re. two-for-one stock split.

Item 8.     Change in Fiscal Year.

                  Not Applicable.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            QNB CORP.
                                            (Registrant)


Dated: August 25,  2003                     /s/  Thomas J. Bisko
                                            ------------------------------
                                            Thomas J. Bisko, President and
                                            Chief Executive Officer

                                  EXHIBIT INDEX


                                                                Page Number
                                                                in Manually
Exhibit                                                         Signed Original
--------                                                        ---------------

 99   Press Release, dated August 25, 2003, of Registrant
      re: two-for-one stock split